                                                                     Exhibit (5)

                    PROVIDENT MUTUAL LIFE INSURANCE COMPANY
                   P.O. Box 15750, Wilmington, DE 19850-5750             PC 0103

1. PRODUCT:
           ---------------------------------------------------------------------
--------------------------------------------------------------------------------
2. ANNUITANT INFORMATION
--------------------------------------------------------------------------------

  ------------------------------------------------------------------------------
  First Name                         MI              Last Name

  ------------------------------------------------------------------------------
  Street Address

  ------------------------------------------------------------------------------
  City                                           State           Zip Code

  -------------------------------------------------   [ ] Male        [ ] Female
  Date of Birth

  ------------------------------------------------------------------------------
  Social Security Number                         Daytime Phone Number

  ------------------------------------------------------------------------------
  E-mail Address

------------------------------------------------------------------------------
3. BENEFICIARY INFORMATION
--------------------------------------------------------------------------------

  ------------------------------------------------------------------------------
  Name of Primary                              Relationship to Owner

  ------------------------------------------------------------------------------
  Name of Contingent                           Relationship to Owner

  IF A TRUST, COMPLETE BELOW:

  ------------------------------------------------------------------------------
  Name                               Date          Trustee's Name

--------------------------------------------------------------------------------
4. OWNER INFORMATION (if other than Annuitant)
--------------------------------------------------------------------------------

  ------------------------------------------------------------------------------
  First Name/Name of Trust           MI              Last Name

  ------------------------------------------------------------------------------
  Street Address

  ------------------------------------------------------------------------------
  City                                           State           Zip Code

  ------------------------------------------------------------------------------
  E-mail address

  ------------------------------------------------------------------------------
  Date of Birth/Trust            S.S./Tax I.D. Number       Daytime Phone Number

  [ ] Joint Owner (must be spouse of Owner)

  ------------------------------------------------------------------------------
  Name

  ------------------------------------------------------------------------------
  Date of Birth                       Social Security Number

--------------------------------------------------------------------------------
5. TYPE OF ANNUITY (complete A or B)
--------------------------------------------------------------------------------
  A.  NON-QUALIFIED (choose one)
  [ ] Non-Qualified                        [ ]  1035 Exchange
  [ ] Transfer (CD, Mutual Funds, etc.)
  B.  QUALIFIED (choose one)
  [ ] IRA Rollover                         [ ] 403(b) Transfer
  [ ] IRA Transfer                         [ ] HR10/Keogh
  [ ] SIMPLE IRA                           [ ] Profit Sharing*
  [ ] SEP IRA                              [ ] Pension*
  [ ] Roth Conversion IRA                      *(Plan Year End                 )
                                                               ----------------
                                                               Month, Day, Year
--------------------------------------------------------------------------------
6. RIDERS
--------------------------------------------------------------------------------
  [ ] Step Up Death Benefit (available for Issue Ages 0-70 only).
--------------------------------------------------------------------------------
7. PREMIUM PAYMENT
--------------------------------------------------------------------------------
  a. Initial premium payment: $
                               --------------------------
  b. Subsequent premium  amounts: $
                                   -----------------------
  [ ] Annually               [ ] Semiannually                [ ] Quarterly
  [ ] APP (submit completed authorization and voided check)
--------------------------------------------------------------------------------
8. AUTOMATIC ASSET REBALANCING
--------------------------------------------------------------------------------
  [ ] I elect Automatic Asset Rebalancing of the variable subaccounts to the premium allocations specified in Question 11.
  [ ] Annually              [ ] Quarterly
--------------------------------------------------------------------------------
9. DOLLAR COST AVERAGING
--------------------------------------------------------------------------------
  Transfer $               each month ($500 minimum) from the
            --------------                                   -------------------
  Subaccount to the Subaccount(s) designated in Question 11  over:
  [ ]  6 months               [ ] 18 months                [ ] 30 months
  [ ] 12 months               [ ] 24 months                [ ] 36 months
--------------------------------------------------------------------------------
10. EARNINGS SWEEP
--------------------------------------------------------------------------------
  Transfer all earnings from the [ ] Money Market or [ ] Guaranteed Account (excluding the DCA Guaranteed Account) on a monthly basis to the Earnings Sweep allocations selected in Question 11.
--------------------------------------------------------------------------------
11. INITIAL ALLOCATION (whole percentages)
--------------------------------------------------------------------------------

                                                                      DCA OR
                                                  PREMIUMS        EARNINGS SWEEP
  MARKET STREET INVESTMENT MGMT.
   All Pro Large Cap Growth...................             %                  %
   All Pro Large Cap Value....................             %                  %
   All Pro Small Cap Growth...................             %                  %
   All Pro Small Cap Value....................             %                  %
   All Pro Broad Equity.......................             %                  %
   Mid Cap Growth.............................             %                  %
   Bond.......................................             %                  %
   Balanced...................................             %                  %
   Money Market...............................             %                  %
  STATE STREET GLOBAL ADVISORS
   Equity 500 Index...........................             %                  %
  THE BOSTON CO. ASSET MGMT.
   International.............................              %                  %
  FIDELITY MGMT. & RESEARCH
   Contrafund.................................             %                  %
   Growth.....................................             %                  %
   Growth Opportunities.......................             %                  %
   Overseas...................................             %                  %
  MFS INVESTMENT MANAGEMENT
   Emerging Growth Series.....................             %                  %
   Growth with Income Series..................             %                  %
   New Discovery Series.......................             %                  %
   Research Series............................             %                  %
  OPCAP ADVISORS
   Equity.....................................             %                  %
   Managed....................................             %                  %
  PIMCO
   High Yield.................................             %                  %
   Total Return...............................             %                  %
  STRONG CAPITAL MANAGEMENT
   Mid Cap Growth Fund II.....................             %                  %
   Opportunity Fund II........................             %                  %
  VAN ECK ASSOCIATES
   Worldwide Bond.............................             %                  %
   Worldwide Emerging Markets.................             %                  %
   Worldwide Hard Assets......................             %                  %
   Worldwide Real Estate......................             %                  %
  GUARANTEED ACCOUNT                                       %               N/A
  DCA GUARANTEED ACCOUNT -- VIP
    Premier Only
   6-Month....................................             %               N/A
   12-Month...................................             %               N/A

--------------------------------------------------------------------------------
  12. TELEPHONE TRANSFER
--------------------------------------------------------------------------------
  I authorize and direct the Company to accept telephone instructions from the Owner or the individual listed below to effect transfers and/or future payment allocation changes. I agree to hold harmless and indemnify the Company and its affiliates and their officers, directors, employees and representatives for any losses arising from such action.

  Name
      --------------------------------------------------------------------------
  [ ] I DO NOT want the telephone transfer privilege.
--------------------------------------------------------------------------------
13. SYSTEMATIC WITHDRAWAL PLAN
--------------------------------------------------------------------------------
 Please withdraw $                  (minimum $100 per month or $300 per quarter)
                  -----------------
 on a [ ] monthly or [ ] quarterly basis.
 [ ] I DO NOT want federal income tax withheld from the distribution.
 [ ] I DO want federal income tax withheld from the distribution at a rate of
           % (not less than 10%)
     ------
--------------------------------------------------------------------------------
                                                                     (Rev. 1.01)

14. REPLACEMENT

Will the proposed contract replace or change any existing annuity contract or insurance policy? [ ] Yes [ ] No

(If yes, list company name, contract/policy number and year of issue.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

15. SIGNATURE(S)

I (we) represent that my (our) answers to the above questions are correct and true to the best of my (our) knowledge, information and belief and agree that this application shall be a part of any annuity contract issued by the Company. I (we) acknowledge receipt of a current prospectus describing the contract applied for and the underlying Subaccounts elected in Question 11. I
(WE) UNDERSTAND THAT THE CONTRACT ACCOUNT VALUES AND SURRENDER VALUES UNDER ANY CONTRACT ISSUED PURSUANT TO THIS APPLICATION, WHEN BASED UPON ASSETS ALLOCATED TO THE PROVIDENT MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT, ARE VARIABLE IN NATURE AND ARE NOT GUARANTEED AS TO THEIR DOLLAR AMOUNT BY THE COMPANY OR ANY OTHER INSURANCE COMPANY, ARE NOT GUARANTEED BY THE U.S. GOVERNMENT OR ANY STATE GOVERNMENT, AND ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER FEDERAL OR STATE AGENCY. THE CONTRACT I (WE) HAVE APPLIED FOR IS SUITABLE FOR MY (OUR) INSURANCE INVESTMENT OBJECTIVES, FINANCIAL SITUATION AND NEEDS.

I (we) hereby certify, under penalties of perjury, that the social security number or taxpayer identification number I (we) am (are) providing is correct and I (we) am (are) neither currently subject to backup withholding, nor have been so notified by the Internal Revenue Service.

Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false or deceptive information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

Signed at
          --------------------------------------------------
                     City                   State

On (Date)
          --------------------------------------------------

Signature of Annuitant
(if other than Owner)
                      --------------------------------------

Signature of Owner
(if other than Annuitant)
                          ----------------------------------

Signature of Joint
Owner (if applicable)
                      --------------------------------------

FOR REGISTERED REPRESENTATIVE ONLY

Do you have knowledge or reason to believe that a replacement or change of existing insurance or annuities may be involved?

          [ ] Yes (provide details in remarks)     [ ] No

If the annuity now applied for is intended to replace or change insurance or annuities in this or any other company, have you submitted to the applicant a written proposal setting forth all the facts, advantages and disadvantages in making this replacement?

          [ ] Yes (provide details in remarks)     [ ] No

Is this transaction a 1035 exchange?

          [ ] Yes (provide details in remarks)     [ ] No

Have you completed the state replacement form(s) (where required)?

                [ ] Enclosed        [ ] Not Required

I have read the Insurance Company's statement regarding the appropriateness of replacement transactions and believe this to be an appropriate replacement. I have used only Company approved sales materials in connection with this application, which are identified as follows:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

A copy of all sales materials, other than electronically presented sales material, was left with the applicant on or before the application was completed.

I have truly and accurately recorded all Applicant's answers on this application and have witnessed his/her/their signature(s) hereon. I have reasonable grounds to believe that the purchase of the contract applied for is suitable for the Applicant.

Print Representative's Name
                            --------------------------------

Signature of Representative
                            --------------------------------

Date                 Telephone No.
     ---------------               -------------------------

Print Name of Broker/Dealer
                            --------------------------------

Authorized Signature                     Date
                     -------------------      --------------
--------------------------------------------------------------------------------
Representative(s) of Credit - Print Name            %           F.E.      Code
--------------------------------------------------------------------------------
Name

--------------------------------------------------------------------------------
E-mail Address

--------------------------------------------------------------------------------
Name

--------------------------------------------------------------------------------
E-Mail Address

--------------------------------------------------------------------------------
Name

--------------------------------------------------------------------------------
E-Mail Address

--------------------------------------------------------------------------------


COMMISSION OPTIONS (select one)

       [ ] A - No Trails       [ ] Trail Option B       [ ] Trail Option C

PAYMENT INSTRUCTIONS

Make payments to "Provident Mutual Life Insurance Company."

REMARKS OR SPECIAL INSTRUCTIONS